AB VARIABLE PRODUCTS SERIES FUND, INC.
-AB Balanced Wealth Strategy Portfolio
(the “Portfolio”)

Supplement dated January 20, 2022 to the Portfolio’s Prospectuses and Summary Prospectuses dated May 1, 2021, as amended.

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The following replaces the chart under the heading “Portfolio Managers” in the Prospectuses and Summary Prospectuses for the Portfolio.

PORTFOLIO MANAGER

The following table lists the person responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2013	Senior Vice President of the Adviser

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The following replaces certain information under the heading “Management of the Portfolio - Portfolio Managers” in the Prospectuses.

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Daniel J. Loewy; since 2013; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2017. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

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